Presidential® Managed Risk 2010 Fund

Presidential® Managed Risk 2020 Fund

Presidential® Managed Risk 2030 Fund

Presidential® Managed Risk 2040 Fund

Presidential® Managed Risk 2050 Fund

Presidential® Managed Risk Moderate Fund

(each, a “Fund”, and together, the “Funds”)

Supplement Dated September 22, 2015

to the Summary Prospectuses

(dated January 28, 2015)

This Supplement updates certain information in the Summary Prospectuses for each of the Funds of the Lincoln Advisors Trust. You may obtain copies of the Funds’ Summary Prospectuses free of charge, upon request, by calling toll-free 1-800-234-3500 or at www.lfg.com/presidential.

Please keep this Supplement with your Summary Prospectuses and other important records.

The Board of Trustees of Lincoln Advisors Trust has approved a proposal to liquidate each of the Funds. Effective 4:00 P.M. (Eastern time) on November 18, 2015, except for certain retirement plan investments, each Fund will no longer accept orders from new investors or existing shareholders to purchase Fund shares. On or about December 18, 2015 (the “Liquidation Date”), the assets of the Funds will be liquidated and the shares of any shareholders holding shares on the Liquidation Date will be redeemed at the net asset value per share.

The Funds may not achieve their investment objectives as the Liquidation Date approaches.

Shareholders should consult their plan sponsor or financial advisor regarding their investments and their personal tax advisors concerning any tax consequences.